Exhibit 10.101


                              ASSIGNMENT AGREEMENT



         THIS ASSIGNMENT AGREEMENT (the "Agreement") is effective as of the 1st day of January, 1997, by and between CCC of Massachusetts, Inc. ("Assignor") and CareMatrix of Massachusetts, Inc. ("Assignee").

                                   WITNESSETH:

         WHEREAS, Assignor and CCC of Connecticut, Inc. have entered into a certain Management Agreement dated as of June 23, 1994, a copy of which is attached hereto as Exhibit A, relating to management services to be provided at the Laurelwood Rehabilitation and Skilled Nursing Center, located in Ridgefield, Connecticut (the "Management Agreement").

         WHEREAS, Assignor desires to assign its rights and obligations under the Management Agreement to Assignee and Assignee desires to assume such rights and obligations.

         NOW THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

         1. Assignor hereby grants, bargains, sells, assigns and transfers to Assignee all of Assignor's right, title and interest in, and all contractual and other rights under the Management Agreement.

         2. Assignee hereby accepts this assignment and hereby agrees to assume all of Assignor's rights, title, interest, duties and obligations under the Management Agreement.

         3. This Agreement may be executed by facsimile and in counterparts, each of which shall constitute an original document.



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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                         ASSIGNOR:

                                         CCC OF MASSACHUSETTS, INC.


                                         By: __________________________
                                                Name:
                                                 Title:


                                         ASSIGNEE:

                                         CAREMATRIX OF
                                         MASSACHUSETTS, INC.

                                         By: __________________________
                                                Name:
                                                 Title:


CONSENTED TO:

CCC OF CONNECTICUT, INC.


By:    _______________________
       Name:
       Title: